Exhibit 99.2

WhiteFiber Announces Pricing of Upsized $210.0 Million Convertible Senior Notes Offering

NEW YORK, Jan. 22, 2026 /PRNewswire/ -- WhiteFiber, Inc. (Nasdaq: WYFI) (“WhiteFiber” or the “Company”), a provider of artificial intelligence (“AI”) infrastructure and high-performance computing (“HPC”) solutions, today announced the pricing of $210.0 million principal amount of 4.500% Convertible Senior Notes due 2031 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The size of the offering was increased from the previously announced $200.0 million aggregate principal amount of notes. The Company has also granted the initial purchasers of the notes an option to purchase, for settlement within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $20.0 million principal amount of the notes. The sale of the notes is expected to close on January 26, 2026, subject to customary closing conditions.

Additional Details of the Convertible Notes

The notes will be general, senior unsecured obligations of the Company and will bear interest at a rate of 4.500% per year, payable semiannually in arrears on February 1 and August 1 of each year, beginning on August 1, 2026. The notes will mature on February 1, 2031, unless earlier converted, redeemed or repurchased. Upon conversion, the Company will pay or deliver, as the case may be, cash, ordinary shares par value $0.01 per share, of the Company (the “ordinary shares”) or a combination of cash and ordinary shares, at its election. The initial conversion rate of the notes will be 38.5981 ordinary shares per $1,000 principal amount of such notes (equivalent to an initial conversion price of approximately $25.91 per ordinary share). The initial conversion price of the notes represents a premium of approximately 27.5% over the last reported sale price of the ordinary shares on the Nasdaq Capital Market on January 21, 2026.

The Company may redeem for cash all or any portion of the notes (subject to certain limitations), at its option, on or after February 6, 2029 and prior to the 41st scheduled trading day immediately preceding the maturity date, if the last reported sale price of the ordinary shares has been at least 130% of the conversion price for the notes then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of optional redemption, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. If the Company redeems less than all of the outstanding notes, at least $75.0 million aggregate principal amount of notes must be outstanding and not called for optional redemption as of the time the Company sends the related notice of redemption, and after giving effect to the delivery of such notice of redemption.

The Company may also redeem for cash all but not part of the notes in the event of certain tax law changes at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date and any additional amounts which would otherwise be payable to such redemption date with respect to such redemption price, as described in the indenture that will govern the notes.

On February 6, 2029 and if the Company undergoes a “fundamental change” (as defined in the indenture that will govern the notes), subject to certain conditions and a limited exception, holders may require the Company to repurchase for cash all or any portion of their notes at a repurchase price or fundamental change repurchase price, as applicable, equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the relevant repurchase date. In addition, following certain corporate events that occur prior to the maturity date of the notes or following the Company’s delivery of a notice of redemption, the Company will, in certain circumstances, increase the conversion rate of the notes for a holder who elects to convert its notes in connection with such a corporate event or convert their notes called (or deemed called) for redemption in connection with such notice of redemption, as the case may be.

Use of Proceeds

The Company estimates that the net proceeds from the offering will be approximately $202.1 million (or approximately $221.5 million if the initial purchasers exercise their option to purchase additional notes in full), after deducting the initial purchasers’ discounts and estimated offering expenses payable by the Company. The Company intends to use: (i) approximately $120.0 million of the net proceeds from the offering to pay the cost of the zero-strike call option transaction, as described below; and (ii) the remaining net proceeds from the offering primarily for data center expansion, including to partially fund the lease or purchase of additional property or properties on which to build additional WhiteFiber data centers, to construct those facilities, to enter into additional energy service agreements for each additional site, to purchase related equipment, and for potential acquisitions, partnerships and joint ventures related thereto, and for working capital and general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, the Company expects to use the net proceeds from the sale of the additional notes primarily for data center expansion, including to partially fund the lease or purchase of additional property or properties on which to build additional WhiteFiber data centers, to construct those facilities, to enter into additional energy service agreements for each additional site, to purchase related equipment, and for potential acquisitions, partnerships and joint ventures related thereto, as well as working capital and other general corporate purposes as described above. The Company will require additional project financing (e.g., construction loans) in order to fully accomplish the specified initiatives identified in these uses of proceeds. The Company also may elect to raise additional capital opportunistically.

Zero-Strike Call Option Transaction

In connection with the pricing of the notes, the Company entered into a privately negotiated zero-strike call option transaction with one of the initial purchasers or its affiliate (the “option counterparty”) with an expiration date that is scheduled to occur shortly after the maturity date of the notes. Pursuant to the zero-strike call option transaction, the Company will pay a premium equal to approximately $120.0 million for the right to receive, without further payment, 5,905,511 ordinary shares (subject to customary adjustment), with delivery thereof by the option counterparty at expiry, subject to early settlement of the zero-strike call option transaction in whole or in part at the option counterparty’s discretion. In the case of settlement at expiration or upon any early settlement, the option counterparty will deliver to the Company the number of ordinary shares underlying the zero-strike call option transaction or the portion thereof being settled early. The zero-strike call option transaction is intended to facilitate privately negotiated derivative transactions with respect to the ordinary shares between the option counterparty (or its affiliate) and certain investors in the notes by which those investors will be able to hedge their investment in the notes. Those activities, which are expected to occur concurrently with or shortly after the pricing of the offering, could increase (or reduce the size of any decrease in) the market price of the ordinary shares and/or the notes at that time.

The option counterparty (or its affiliate) may modify its hedge positions by entering into or unwinding derivative transactions with respect to the ordinary shares and/or purchasing or selling ordinary shares or other securities of the Company in secondary market transactions at any time following the pricing of the notes and shortly before or after the expiry or early settlement of the zero-strike call option transaction, and, the Company has been advised that the option counterparty may unwind its derivative transactions and/or purchase or sell the ordinary shares in connection with the expiry of the zero-strike call option transaction or any early settlement of the zero-strike call option transaction at the option counterparty’s discretion, including any early settlement relating to any conversion, repurchase or redemption of the notes. Those activities could also increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of the ordinary shares and/or the notes.

If the zero-strike call option transaction fails to become effective, whether or not the offering is completed, the option counterparty may unwind its hedge positions with respect to the ordinary shares, which could adversely affect the market price of the ordinary shares and, if the notes have been issued, the market price of the notes.

The notes and any ordinary shares issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About WhiteFiber, Inc.

WhiteFiber is a provider of AI infrastructure solutions. WhiteFiber owns HPC data centers and provides cloud services to customers. Our vertically integrated model combines specialized colocation, hosting, and cloud services engineered to maximize performance, efficiency, and margin for generative AI workloads.

Forward-Looking Statements

Statements in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “look forward to,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among others, statements relating to WhiteFiber’s expectations regarding the completion of the offering and the expected use of proceeds from the sale of the notes and potential impact of the offering, the zero-strike call option transaction each as described above or related transactions on the market price of the ordinary shares or the trading price of the notes. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks and uncertainties associated with market conditions and the satisfaction of closing conditions related to the offering. By their nature, forward-looking statements are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investing in our securities involves a high degree of risk. You are cautioned not to place undue reliance on these forward-looking statements as there are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond WhiteFiber’s control. Any forward-looking statements contained in this press release speak only as of the date hereof. WhiteFiber specifically disclaims any obligation to update any forward-looking statement, whether due to new information, future events, or otherwise. Readers should not rely upon the information on this page as current or accurate after its publication date.

Contacts for WhiteFiber
Investor Contact: IR@whitefiber.com
Media Contact: joanne@jam-comms.com

3